                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                 CIMA LABS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

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

                                  [CIMA LOGO]

                                 CIMA LABS INC.
                             10000 Valley View Road
                          Eden Prairie, Minnesota 55344

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 11, 2001


TO THE STOCKHOLDERS OF CIMA LABS INC.:

       Notice Is Hereby Given that the Annual Meeting of Stockholders of CIMA LABS INC., a Delaware corporation (the "Company"), will be held on Friday, May 11, 2001 at 2:00 p.m., local time, at the offices of the Company at 10000 Valley View Road, Eden Prairie, Minnesota 55344, for the following purposes:

       1. To elect four directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

       2. To approve an amendment to the Company's Certificate of Incorporation increasing the number of shares of capital stock authorized for issuance from 25,000,000 to 65,000,000;

       3.     To adopt the CIMA LABS INC. 2001 Stock Incentive Plan;

       4.     To adopt the CIMA LABS INC. Employee Stock Purchase Plan;

       5. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2001; and

       6. To transact such other business as may properly come before the meeting.


       The Board has fixed the close of business on Thursday, March 22, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                             By Order of the Board of Directors

                                             /s/ David A. Feste
                                             --------------------
                                             David A. Feste
                                             Secretary
Eden Prairie, Minnesota
April 4, 2001

       YOUR PROXY IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE THAT IS PROVIDED. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO BEING EXERCISED, AND RETURNING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING AND REVOKE THE PROXY. PLEASE NOTE, HOWEVER, THAT IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR NAME AND YOU WISH TO VOTE AT THE MEETING, YOU WILL NEED TO OBTAIN EVIDENCE OF YOUR OWNERSHIP OR A PROXY ISSUED IN YOUR NAME FROM THE BROKER, BANK OR OTHER NOMINEE WHO IS THE STOCKHOLDER OF RECORD FOR THE SHARES THAT YOU OWN.

                                  [CIMA LOGO]

                                 CIMA LABS INC.
                             10000 Valley View Road
                          Eden Prairie, Minnesota 55344


                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 11, 2001

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

       The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of CIMA LABS INC., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Friday, May 11, 2001, at 2:00 p.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the offices of the Company, 10000 Valley View Road, Eden Prairie, Minnesota 55344. The Company intends to mail this Proxy Statement and accompanying Proxy card on or about April 4, 2001 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

       The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

       Only holders of record of Common Stock at the close of business on March 22, 2001 will be entitled to notice of and to vote at the Annual Meeting. At the close of business March 22, 2001, the Company had outstanding and entitled to vote [____________] shares of Common Stock.

       Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

       Any person giving a Proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive offices, 10000 Valley View Road, Eden Prairie, Minnesota 55344, a written notice of revocation or a duly executed Proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a Proxy.

STOCKHOLDER PROPOSALS

       Proposals of stockholders that are intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received by the Company not later than December 5, 2001 in order to be included in the Proxy Statement and Proxy relating to that Annual Meeting.

       Under the Third Restated Bylaws of the Company (the "Bylaws"), stockholder proposals to be brought before any meeting of stockholders or nominations of persons for election as a director at any meeting of stockholders must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, notice by the stockholder must be delivered or received at the Company's principal executive offices not less than 90 days before the first anniversary of the preceding year's annual meeting, or, for the 2002 Annual Meeting of Stockholders, by February 10, 2002. If, however, the date of the annual meeting is more than 30 days before or after such anniversary date, notice by a stockholder shall be timely only if delivered or received not less than 90 days before such annual meeting, or, if later, within 10 days after the first public announcement of the date of such annual meeting. The notice must set forth certain information concerning such proposal, such stockholder and the nominees, as specified in the Company's Bylaws. The presiding officer of the meeting may refuse to acknowledge any proposal or nominations not made in compliance with the foregoing procedure.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

       There are four nominees for the four Board positions authorized by resolution of the Board in accordance with the Company's Bylaws. Each director to be elected will hold office until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company, each director having been elected by the stockholders.

       Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. Directors are elected by a plurality of the votes present in person or represented by Proxy and entitled to vote.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

       The names of the nominees and certain information about them are set forth below:

NAME                                   AGE                     PRINCIPAL OCCUPATION

John M. Siebert, Ph.D.                 61        President and Chief Executive Officer of the Company
Terrence W. Glarner                    57        Chairman of the Board; President, West Concord Ventures, Inc.
Steven B. Ratoff                       58        President and Chief Executive Officer, MacroMed, Inc.
Joseph R. Robinson, Ph.D.              62        Professor of Pharmacy, University of Wisconsin at Madison

       JOHN M. SIEBERT, PH.D., has been the President and Chief Executive Officer of the Company since September 1995 and has served as a director of the Company since May 1992. From 1992 to 1995, Dr. Siebert was Vice President, Technical Affairs, at Dey Laboratories, Inc., a pharmaceutical company. From 1988 to 1992, Dr. Siebert worked at Miles, Inc. Dr. Siebert has also been employed by E.R. Squibb & Sons, Inc., G.D. Searle & Co. and the Procter & Gamble Company.

       TERRENCE W. GLARNER has served as a director of the Company since July 1990 and has served as the Chairman of the Board since April 1995. Mr. Glarner has been President of West Concord Ventures, Inc., a venture capital firm, since 1993. He also consults with Norwest Venture Capital. Mr. Glarner was President of North Star Ventures, Inc. from 1988 to 1993 and held various other positions there since 1976. Mr. Glarner is a Chartered Financial Analyst. He serves as a director of Aetrium Incorporated, Datakey, Inc., FSI International, Inc., NVE Corporation and SpectraScience, Inc., as well as several privately-held companies.

       STEVEN B. RATOFF has served as a director of the Company since March 1995. Since February 2001, Mr. Ratoff has been President and Chief Executive Officer of MacroMed, Inc., a privately held drug delivery company. From December 1994 to January 2001, Mr. Ratoff was Executive Vice President and Chief Financial Officer of Brown-Forman Corporation, a consumer products company. From 1992 to 1994, Mr. Ratoff was a private investor in a number of privately-held companies. Mr. Ratoff was Senior Vice President and Chief Financial Officer of the Pharmaceutical Group of Bristol-Myers Squibb from 1990 to 1992. Mr. Ratoff serves as a director of Inkine Pharmaceutical Company and MacroMed, Inc.

       JOSEPH R. ROBINSON, PH.D., has served as a director of the Company since 1993. Dr. Robinson is a Professor of Pharmacy, University of Wisconsin at Madison. Dr. Robinson is the past president of the Controlled Release Society and of the American Association of Pharmaceutical Scientists. Dr. Robinson serves as a director of Emisphere Technologies, Inc. and MacroMed, Inc. He also serves on the scientific advisory boards of several companies.

BOARD COMMITTEES AND MEETINGS

       During the fiscal year ended December 31, 2000, the Board held eleven meetings. All directors attended at least 75% of the meetings of the Board and of the Committees on which they served during fiscal 2000. The Board has a Compensation Committee and an Audit Committee. The Board does not have a standing nominating committee. Following is a description of the functions performed by each of the Compensation Committee and the Audit Committee.

Compensation Committee

       The Compensation Committee (i) determines the amount of compensation for the Chief Executive Officer and President of the Company, (ii) reviews recommendations of the Chief Executive Officer concerning compensation for the other executive officers and incentive compensation, including stock options, for the other employees of the Company, subject to ratification by the Board, and (iii) otherwise administers the Company's performance compensation and stock option plans. The Compensation Committee is currently composed of two non-employee directors, Messrs. Glarner and Ratoff. The Compensation Committee held three meetings during the fiscal year ended December 31, 2000.

Audit Committee

         The Company's Audit Committee consists of Messrs. Glarner (Chairman), Ratoff and Robinson. All members of the Audit Committee are "independent" as that term is defined in the applicable listing standards of The Nasdaq Stock Market. The Audit Committee oversees the Company's financial reporting process by, among other things, reviewing and reassessing the Audit Committee Charter annually, recommending and taking action to oversee the independence of the independent accountants and selecting and appointing the independent accountants. The Audit Committee met three times during 2000. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, adopted by the Company's Board of Directors on June 2, 2000, and amended and restated on February 16, 2001. A copy of Audit Committee Charter is included as Exhibit A to this Proxy Statement.


                          REPORT OF THE AUDIT COMMITTEE

         The role of the Company's Audit Committee, which is composed of three independent non-employee directors, is one of oversight of the Company's management and the Company's outside auditors in regard to the Company's financial reporting and the Company's controls respecting accounting and financial reporting. In performing its oversight function, the Audit Committee relied upon advice and information received in its discussions with the Company's management and independent auditors.

         The Audit Committee has (i) reviewed and discussed the Company's audited financial statements for the year ended and as of December 31, 2000 with the Company's management; (ii) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 regarding communication with audit committees (Codification of Statements on Auditing Standards, AU sec. 380); (iii) received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (iv) has discussed with the Company's independent accountants the independent accountants' independence.

         Based on the review and discussions with management and the Company's independent auditors referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended and as of December 31, 2000 for filing with the Securities and Exchange Commission.

                                                 AUDIT COMMITTEE
                                                 Terrence W. Glarner, Chairman
                                                 Steven B. Ratoff
                                                 Joseph R. Robinson

AUDIT FEES


         During the year ended December 31, 2000, the Company paid the following fees to Ernst & Young LLP, its independent auditors:

                                        Financial Information Systems Design
                 Audit Fees                    and Implementation Fees                    All Other Fees

                  $33,000                                $0                                   $95,210


The Audit Committee considered whether the independent auditors' provision of non-audit services to the Company is compatible with the auditors' independence.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 1, 2001 by: (i) each director; (ii) each executive officer of the Company named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock. At March 1, 2001, there were 14,489,806 shares of Common Stock issued and outstanding.

                                                                                        BENEFICIAL OWNERSHIP(1)
                                                                                     NUMBER OF         PERCENT OF
  BENEFICIAL OWNER                                                                    SHARES             TOTAL

  FMR Corp.                                                                            1,954,792(2)       13.5
    82 Devonshire Street
    Boston, Massachusetts 02109

  Janus Capital Corporation                                                            1,217,375(3)       8.4
    100 Fillmore Street
    Denver, Colorado 80206-4923

  Pilgrim Baxter & Associates, Ltd.                                                    1,145,500(4)       7.9
    825 Duportail Road
    Wayne, Pennsylvania 19087

  Delaware Management Holdings                                                         1,047,011(5)       7.2
    2005 Market Street
    Philadelphia, Pennsylvania 19103
  John M. Siebert, Ph.D.                                                                 378,500(6)       2.6
  John Hontz, Ph.D.                                                                      107,999(7)        *
  David A. Feste                                                                          21,167(8)        *
  Terrence W. Glarner                                                                    102,457(9)        *
  Steven B. Ratoff                                                                      97,855(10)         *
  Joseph R. Robinson, Ph.D.                                                             64,595(11)         *

  All Executive Officers and Directors as a Group (6 persons)                          772,573(12)        5.1

---------------------------

* Less than one percent.

(1) Unless otherwise indicated in the footnotes below, this table is based upon information supplied by officers, directors and certain principal stockholders of the Company. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(2) Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. is the beneficial owner of 1,843,660 shares as a result of acting as investment adviser to various funds. Edward C. Johnson 3d (Chairman of FMR Corp.) and FMR Corp. ("FMR") each has the power to dispose of the shares beneficially owned by Fidelity, but neither has the power to vote or direct the voting of those shares. The power to vote or direct the voting of the shares resides with the Board of Trustees of the funds. Fidelity Management Trust Company ("Fidelity Management"), a wholly-owned subsidiary of FMR is the beneficial owner of 99,530 shares as a result of its serving as investment manager of the institutional accounts. Edward C. Johnson 3d and FMR, through its control of Fidelity Management, each has the dispositive power and the power to vote or to direct the voting of the shares owned by the institutional accounts. FMR voluntarily included 11,602 shares beneficially owned by Fidelity International Limited ("FIL") as though the shares were beneficially owned on a joint basis. However, FMR and FIL are separate and independent corporate entities and believe they are not acting as a "group" for purposes of Section 13(d). The number of shares indicated is based upon information reported to the Securities and Exchange Commission (the "SEC") in a Schedule 13G/A filed by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson on February 13, 2001.

(3) The number of shares indicated is based upon information reported to the SEC in a Schedule 13G filed by Janus Capital Corporation, Thomas H. Bailey and Janus Global Life Sciences Fund on February 15, 2001.

(4) Pilgrim Baxter and Associates, Ltd. has sole voting power only with respect to 867,800 shares. The number of shares indicated is based upon information reported to the SEC in a Schedule 13G filed by Pilgrim Baxter & Associates, Ltd. on February 14, 2001.

(5) Delaware Management Holdings has shared dispositive power with respect to 4,800 shares and has sole voting power only with respect to 1,039,810 shares. The number of shares indicated is based upon information reported to the SEC in a Schedule 13G filed by Delaware Management Holdings and Delaware Management Business Trust on February 7, 2001.

(6) Includes 309,000 shares that may be acquired within 60 days of March 1, 2001, pursuant to outstanding options.

(7) Includes 101,499 shares that may be acquired within 60 days of March 1, 2001, pursuant to outstanding options.

(8) Includes 15,816 shares that may be acquired within 60 days of March 1, 2001, pursuant to outstanding options.

(9) Includes 97,017 shares that may be acquired within 60 days of March 1, 2001, pursuant to outstanding options.

(10) Includes 90,355 shares that may be acquired within 60 days of March 1, 2001, pursuant to outstanding options.

(11) Includes 64,595 shares that may be acquired within 60 days of March 1, 2001, pursuant to outstanding options.

(12) Includes an aggregate of 678,282 shares that may be acquired within 60 days of March 1, 2001, pursuant to outstanding options. See footnotes 6 through 11.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

       To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2000, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

       Each non-employee director of the Company is entitled to receive an annual fee of $5,000, payable quarterly, a per meeting fee of $2,500 for each meeting (including telephonic meetings) of the Board attended by such non-employee director and a per meeting fee of $1,250 for each meeting of (i) a committee of the Board not held in connection with a regular Board meeting or
(ii) an operating committee of the Company, in each case attended by such non-employee director; provided, however, that the aggregate amount of fees paid shall not exceed $20,000 (excluding expense reimbursement) per director per year. The members of the Board are also eligible for reimbursement for their reasonable expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

       Pursuant to the Non-Employee Directors' Fee Option Grant Program (the "Directors' Program"), non-employee directors may defer receipt of cash compensation attributable solely to services as a Board member and receive future payment of those fees in the form of stock options to acquire Common Stock of the Company. Under the Directors' Program, the maximum number of shares of Common Stock that may be issued pursuant to options is 60,000, which may be unissued shares or reacquired shares, bought in the open market or otherwise. Shares subject to options, which expire or otherwise terminate without having been exercised in full shall again become available for issuance. Options granted under the Directors' Program are intended not to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code").

       Non-employee directors who deferred director's fees and timely filed a deferral election automatically were granted an option to purchase Common Stock of the Company on the date of the Annual Meeting. In addition, each non-employee director who has a deferral election in effect as of any annual meeting of the Company automatically will be granted an option to purchase Common Stock of the Company on the date of such Annual Meeting.

       The number of shares of Common Stock subject to each option granted under the Directors' Program is equal to A/(B x 66 2/3%), where A is the maximum amount of the director's fees subject to the non-employee director's deferral election and applied to the grant of such option under the Directors' Program; and B is the fair market value per share of Common Stock on the last day of the month prior to the option grant date. The exercise price of options granted under the Directors' Program is 33 1/3% of the fair market value of the Common Stock subject to such option on the last day of the month prior to the date such option is granted. Options shall become exercisable in installments based on when a director's fees would become payable in cash. The term of options granted under the Directors' Program is the earlier of ten years from the grant date or three years following termination of service as a director.

       During the year ended December 31, 2000, the Company granted options under the Directors' Program covering 6,051 shares to the non-employee directors as a group at an exercise price per share of $4.96. The fair market value of such Common Stock on the date of grant was $14.88 per share (based on the closing sales price reported on the Nasdaq National Market System for the date specified in the Directors' Program). As of March 1, 2001, options to acquire 11,474 shares at a weighted average per share price of $1.52 had been exercised under the Directors' Program.

       Each non-employee director of the Company also receives stock option grants under the 1994 Directors' Stock Option Plan (the "Directors' Plan"). Only directors of the Company who are not employees of the Company or a subsidiary of the Company are eligible to receive grants of options under the Directors' Plan. Options granted under the Directors' Plan are intended not to qualify as incentive stock options under the Code.

       Option grants under the Directors' Plan are non-discretionary. On the first business day immediately following the Annual Meeting of Stockholders in each year, each non-employee director of the Company is automatically granted under the Directors' Plan, without further action by the Company, the Board or the stockholders of the Company, an option to purchase 7,500 shares of Common Stock of the Company. In addition, each new non-employee director will receive an option to purchase 20,000 shares of Common Stock on the first business day following the date such new director is elected to the Board. No other options may be granted at any time under the Directors' Plan. The exercise price of options granted under the Directors' Plan is 100% of the fair market value of the Common Stock subject to the option on the date of the option grant.

       Options granted pursuant to the initial grant to purchase of 20,000 shares of Common Stock under the Directors' Plan become exercisable as to 50% of the option shares on the 12-month anniversary of the date of grant and the remainder become exercisable on the 24-month anniversary of the date of grant. Options granted on the business day following the annual meeting become fully exercisable six months subsequent to the date of grant. The term of options granted under the Directors' Plan is ten years. In the event of a merger of the Company with or into another corporation or a consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure, appropriate adjustments to the Directors' Plan and the outstanding options will be made so as not to increase or decrease the option rights outstanding.

       During the year ended December 31, 2000, the Company granted options under the Directors' Plan covering 7,500 shares to each non-employee director of the Company at an exercise price per share of $19.50. The fair market value of such Common Stock on the date of grant was $19.50 per share (based on the closing sales price reported on the Nasdaq National Market System for the date of grant specified in the Directors' Plan). As of March 1, 2001, 105,000 options had been exercised under the Directors' Plan.

SUMMARY OF COMPENSATION

       The following table sets forth the cash and non-cash compensation for the three (3) fiscal years ended December 31, 2000, earned by the Company's Chief Executive Officer and each of its other executive officers whose Annual Compensation in a fiscal year exceeded $100,000 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                                            COMPENSATION
                                                                               AWARDS
                                                ANNUAL COMPENSATION          ----------
                                                -------------------          SECURITIES           ALL OTHER
                                                                             UNDERLYING          COMPENSATION
   NAME AND PRINCIPAL POSITION      YEAR     SALARY($)      BONUS($)(1)      OPTIONS(#)             ($)(2)
   ---------------------------      ----     ---------      -----------      ----------             ------

John M. Siebert, Ph.D.              2000       271,635        171,212          100,000              11,613(3)
      President and                 1999       259,393        107,906           25,000              10,413(3)
      Chief Executive Officer       1998       246,818         55,000           80,000               8,483(3)

John Hontz, Ph.D.                   2000       190,263         95,700          100,000               4,599
      Vice President, Research      1999       158,798         39,593           25,000               1,543
          and                       1998       150,105         46,750          125,000               5,792(4)
      Development/Operations

David A. Feste (5)                  2000       119,214         52,200          136,000               1,264
      Vice President, Chief
Financial
       Officer and Secretary


------------------------------------

(1) Except as otherwise noted, the bonus amounts are comprised of bonuses earned at the discretion of the Compensation Committee pursuant to the Company's executive bonus plan.

(2) Except as otherwise noted, represents Company matching contributions under the Company's 401-k retirement plan and premiums paid by the Company for group term life insurance.

(3)    Includes $7,800 of car allowance paid by the Company.

(4)    Includes $4,442 of relocation expenses paid by the Company.

(5) Mr. Feste joined the Company as Vice President, Chief Financial Officer and Secretary in February 2000.

                        STOCK OPTION GRANTS AND EXERCISES

       The Company grants options to its executive officers under the CIMA LABS INC. Equity Incentive Plan, as amended and restated (the "Plan"). As of December 31, 2000, options to purchase a total of 1,291,465 shares were outstanding under the Plan and options to purchase 185,090 shares remained available for grant thereunder.

       The following tables show, for the year ended December 31, 2000, certain information regarding options granted to, exercised by, and held at December 31, 2000, by the Named Executive Officers:

                        OPTION GRANTS IN LAST FISCAL YEAR


                                                                                               POTENTIAL REALIZABLE
                                     INDIVIDUAL GRANTS                                             VALUE AT ASSUMED
--------------------------------------------------------------------------------------         ANNUAL RATES OF STOCK
                      SECURITIES    % OF TOTAL OPTIONS                                         PRICE APPRECIATION FOR
                      UNDERLYING      GRANTED TO EMPLOYEES                                         OPTION TERM(4)
                      OPTIONS         IN FISCAL             EXERCISE PRICE   EXPIRATION      -------------------------
   NAME               GRANTED(#)(1)     YEAR(2)             PER SHARE($)(3)     DATE             5%              10%
----------------------------------------------------------------------------------------------------------------------
John M. Siebert      100,000(5)         20.1%             20.2500            6/29/2010      $1,273,512       $3,227,328
John Hontz           100,000(6)         20.1              24.5000            8/22/2010       1,525,069        3,864,825
David A. Feste        50,000(7)         10.5              18.6875            2/28/2010         587,623        1,489,153
David A. Feste        86,000(8)         18.0              15.0000            5/16/2010         811,274        2,055,928

--------------------------

(1)    All options are granted under the Plan.

(2) Based on options to purchase 477,333 shares of the Company's Common Stock granted in 2000.

(3)    All options were granted at the fair market value at the date of grant.

(4) Reflects the value of the stock option on the date of grant assuming (i) for the 5% column, a five-percent annual rate of appreciation in the Company's Common Stock over the ten-year term of the option, and (ii) for the 10% column, a ten-percent annual rate of appreciation in the Company's Common Stock over the ten-year term of the option, in each case without any discounting to net present value and before income taxes associated with the exercise. The 5% and 10% assumed rates of appreciation are based on the rules of the SEC and do not represent the Company's estimate or projection of the future Common Stock price. The amounts in this table may not necessarily be achieved.

(5) The option vests in three equal annual installments beginning on December 31, 2002.

(6) The option vests in four equal annual installments beginning on September 1, 2001.

(7) The option vests in four equal annual installments beginning on February 28, 2001.

(8) The option shall fully vest on April 24, 2005, subject to accelerated vesting in installments of 33 1/3% upon the achievement of each of the following corporate goals beginning on the date of release of earnings indicating: four consecutive quarters annualized to break even, provided that the fourth of such quarters occurs on or before June 30, 2001; an annual net profit of $5 million, provided that the end of the fiscal year in which such net profit occurs is on or before December 31, 2001; or an annual net profit of $10 million, provided that the end of the fiscal year in which such net profit occurs is on or before December 31, 2002. One third of the option vested on September 19, 2000, due to the achievement of the break even goal.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                                NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                                                     UNDERLYING         IN-THE-MONEY OPTIONS
                                     NUMBER OF                   UNEXERCISED OPTIONS           HELD AT
                                      SHARES                    HELD AT DECEMBER 31,      DECEMBER 31, 2000
                                    ACQUIRED ON      VALUE       2000 (EXERCISABLE/         (EXERCISABLE/
      NAME                            EXERCISE     REALIZED (1)     UNEXERCISABLE)        UNEXERCISABLE) (2)
----------------------------------------------------------------------------------------------------------------
    John M. Siebert                    51,500      $2,351,063      321,000/140,000     $19,330,286/$6,908,820
    John Hontz                         49,000       2,168,750      101,499/171,501       6,004,521/4,832,819
    David A. Feste                     20,000         640,000       8,667/107,333         433,896/5,189,037

--------------------------

(1) Amount actually realized with respect to the sale in the Company's public offering on November 7, 2000 of shares acquired through the exercise of options and with respect to all other shares, the market value on the date of exercise of shares covered by options exercised, less the option exercise price.

(2) Based on the fair market value of the Company's Common Stock at December 31, 2000 of $65.063 per share minus the exercise price of the options.


                              EMPLOYMENT AGREEMENT

       Dr. Siebert has entered into an employment agreement (the "Agreement") with the Company whereby the Company agreed to employ Dr. Siebert as President and Chief Executive Officer of the Company until January 1, 2004. Under the terms of the Agreement, Dr. Siebert's annual base salary was set at $305,000 as of January 1, 2001. Dr. Siebert receives annual salary increases of 5% per year on January 1st for each year of the Agreement. In addition, the Agreement provides that Dr. Siebert will be paid a cash incentive bonus of up to 70% of his salary upon the Company's achievement of certain objectives. In the case of a change of control of the Company, Dr. Siebert will receive twelve months of compensation or the remainder of his compensation under the Agreement, whichever is longer (less amounts received in a subsequent job during such period), and a minimum cash bonus of $150,000 per year for each year remaining under the Agreement for which he has not already received a bonus. Pursuant to the Agreement, the Company pays Dr. Siebert a car allowance of $650 per month. The Agreement contains standard provisions regarding the protection of confidential information, a one-year covenant not to compete and a covenant not to recruit.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

       The Compensation Committee of the Board of Directors (the "Committee") is currently composed of two non-employee directors: Messrs. Glarner and Ratoff.

       The Committee is responsible for setting and administering the compensation policies, annual executive officer compensation, making recommendations on potential bonus and stock option plans, granting bonuses and recommending to the Board of Directors grants of stock options to executive officers.

COMPENSATION PHILOSOPHY

         The goals of the Company's compensation program are to align compensation with business objectives and performance and to ensure the compensation program is sufficient to attract, motivate and retain executives of outstanding ability, potential and drive commensurate with the size and innovative development requirements of the Company. Key elements of this philosophy are:

       - The Company pays competitively with comparable pharmaceutical companies with which the Company competes for talent. To ensure that pay is competitive, the Company compares its pay practices with these companies and sets its pay parameters based in part on this review.

       - The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

       - The Company provides significant equity-based incentives for executives to ensure that they are motivated over the long-term to respond to the Company's business challenges.

       The Committee endeavors to balance Company needs and values with the employees' needs and believes that it is important that the Committee maintain this relationship.

BASE SALARY

       The base salaries of the executive officers are determined initially on the basis of one or more salary surveys conducted by third parties as well as surveys of pharmaceutical companies both nationally and more specifically in the Midwest, obtained from public information such as filings with the Securities and Exchange Commission and surveys conducted by technical analysts at financial institutions. Based upon such surveys, the executive officers' salaries are set within the ranges of the surveys targeted at the median. The exact level of base salary is determined after the Committee considers the experience and capability of the executive officer, the level of responsibility, and the needs of the Company.

PERFORMANCE COMPENSATION

       Corporate and individual goals are used to establish the basis for annual performance compensation awards. During the first quarter of each year, the President and Chief Executive Officer establishes corporate and individual objectives and assigns relative weights to each of such goals. At the end of the year, results are compared to such objectives, which are then used to develop final bonus and stock option recommendations to the Committee for the executive officers. Recommended awards are reviewed by the Committee generally in the last quarter of the plan year based on these corporate and individual performance objectives, and must be approved by the Committee prior to being granted or, in the case of stock options, recommended to the Board of Directors by the Committee and subsequently approved by the Board of Directors.

STOCK OPTIONS

       The President and Chief Executive Officer makes recommendations to the Committee regarding grants of stock options to the executive officers based on performance against individual and corporate objectives as well as surveys conducted by technical analysts at financial institutions based on public knowledge of other small companies. The Committee reviews these recommendations and performance against corporate objectives, as well as such surveys, and recommends to the Board of Directors grants of stock options to the executive officers. Such recommendation of grants may vary from the recommendation of the President and Chief Executive Officer as the Committee determines based on their knowledge and experience as well as other factors they deem relevant. The Committee views grants of stock options as incentives for performance and, as a result, current holdings are considered in recommending grants of additional stock options.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

       Dr. Siebert's salary, potential bonus and stock option grants are set forth in an employment agreement between the Company and Dr. Siebert, which was negotiated on behalf of the Board of Directors by Mr. Glarner at the direction of the Committee with due regard to Dr. Siebert's knowledge, experience, competitive salary information and market conditions at the time. The Employment Agreement is in the first year of its three-year term. Pursuant to the Employment Agreement, Dr. Siebert's salary and bonus for 2000 were $271,635 and $171,212, respectively. Bonuses and stock option grants in future years will be at the discretion of the Committee, provided that Dr. Siebert meets certain minimums established by the Committee in the case of bonuses.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       The Compensation Committee, comprised of independent, outside directors, is responsible for establishing and administering the Company's policies involving the compensation of executive officers. No employee of the Company serves on the Committee. During fiscal 2000 the members of the

Committee were Terrence W. Glarner (Chairman) and Steven B. Ratoff. The Committee members have no interlocking relationships as defined by the Securities and Exchange Commission.

       From the members of the Compensation Committee of CIMA LABS INC.

                                                     Terrence W. Glarner
                                                     Steven B. Ratoff

PERFORMANCE GRAPH

       The following stock performance graph compares the cumulative total stockholder return on the Company's Common Stock ("CIMA") with the Russell 2000 Index (the "Russell 2000"), the Total Return Index for NASDAQ Pharmaceutical Stocks (the "NASDAQ Pharmaceuticals") and the Total Return Index for the NASDAQ Stock Market (the "NASDAQ Stock Market") for the five years ending December 31, 2000. Cumulative total stockholder return includes stock price appreciation and reinvested dividends, if any. No dividends have ever been paid on the Company's Common Stock, but some of the companies included in the calculation of the Russell 2000, the NASDAQ Pharmaceuticals and the NASDAQ Stock Market have paid dividends, which are assumed reinvested for purposes of calculating these indices. The Company determined that the NASDAQ Stock Market index, which is a broader index than the Russell 2000 index, is a better comparative equity market index, given the Company's size and position in the marketplace. As a result, the Company decided to change its broad equity market index from the Russell 2000 to the NASDAQ Stock Market.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
         CIMA, THE RUSSELL 2000 INDEX, THE NASDAQ PHARMACEUTICALS INDEX
                           AND THE NASDAQ STOCK MARKET


    [GRAPHIC OMITTED - information from the omitted chart is presented in the table below]


                                    12/95             12/96           12/97            12/98          12/99            12/00
                                    -----             -----           -----            -----          -----            -----
CIMA...........................    $100.00           $102.08       $  70.83         $  43.75         $217.72        $ 1,084.38
Russell 2000...................    $100.00           $114.77       $138.51          $133.20          $159.29        $   152.42
NASDAQ Pharmaceuticals.........    $100.00           $100.31       $103.66          $131.95          $248.01        $   308.49
NASDAQ Stock Market............    $100.00           $123.04       $150.69          $212.51          $394.92        $   237.62

---------------------------

     * Assumes that the value of the investment in CIMA and each index was $100 on December 31, 1995 and that all dividends, if any, were reinvested.

                                   PROPOSAL 2

              APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
                          INCREASING AUTHORIZED SHARES

         The Board is seeking the approval of the stockholders to amend the Company's Fifth Restated Certificate of Incorporation to increase the number of authorized shares of the Common Stock from 20,000,000 to 60,000,000 shares, a proposed increase of 40,000,000 shares. The Company's Fifth Restated Certificate of Incorporation at present authorizes the issuance of 25,000,000 shares of capital stock, comprised of 20,000,000 shares of Common Stock and 5,000,000 shares of one or more classes or series of preferred stock. For the reasons set forth below, the Board believes the Company's Fifth Restated Certificate of Incorporation should be amended to authorize the issuance of up to 65,000,000 shares of capital stock. The text of the proposed amendment is set forth in Exhibit B to this Proxy Statement.

         The Board believes that amending the Fifth Restated Certificate of Incorporation to permit the Board to issue up to 65,000,000 shares of capital stock, comprised of 60,000,000 shares of Common Stock and 5,000,000 shares of one or more classes or series of preferred stock, will provide the Company with flexibility. The Company could issue additional shares of capital stock for corporate purposes, such as to effect future stock splits, to reserve additional shares for issuance under stock option and employee stock purchase plans, to make acquisitions, to structure mergers through the use of stock and for future financing requirements. The Board has no current plans to issue any shares to make an acquisition or structure a merger at the present time and it is not currently considering the issuance of capital stock for any financing purposes. The Board has condsidered stock splits in the past and may consider such splits in the future.

EFFECT ON STOCKHOLDERS

         Holders of the Common Stock have no preemptive, subscription or conversion rights and are entitled to dividends on a pro rata basis when and if declared by the Board of Directors. Authorization of the additional shares of the Common Stock will have no effect on the rights of the existing holders of the Common Stock. Their rights will remain unchanged, unless and until such shares are issued, in which event the only effect would be a dilution of the voting rights of existing holders as a result of the increased number of outstanding shares of the Common Stock. However, this result could occur even if Proposal 2 was not adopted by the stockholders at the Meeting or, even if adopted, was not implemented because of the currently existing reserve for issuances of shares of the Common Stock.

         Although the issuance of additional shares of the Common Stock would theoretically increase the amount necessary to pay dividends, the Board does not anticipate that dividends on the Common Stock will be paid in the foreseeable future.

         The Board recognizes that, when a public company has a substantial number of authorized and unreserved shares of the Common Stock, this condition could create concern among existing stockholders that their stock interests could be substantially diluted when such additional shares are issued. Sometimes such concerns may even have a depressive effect on the market price for the Common Stock. The Board believes that the addition of 40,000,000 authorized shares should not have such an adverse effect, especially in view of certain of the intended uses of such shares as discussed above, all of which the Board believes will be beneficial to the Company and its stockholders.

         In voting on this Proposal 2, stockholders should be aware that the Board may use the additional shares to enter into a transaction which other stockholders do not believe would be in their best interests. One example of this is for the Board to authorize the issuance of shares to a third person or persons in an attempt to defeat an acquisition proposal by another party whom the Board opposes but these stockholders favor. The Board, in proposing this Amendment to the Fifth Restated Certificate of Incorporation to increase the authorized number of shares, has no such current intention.

         The number of the additional shares which may be issued and the extent of dilution of voting rights cannot be predicted because the Board does not know the number of shares, if any, of the outstanding options that will be exercised. In addition, the Board does not know the number of shares, whether of the Common Stock or securities convertible or exercisable into shares of the Common Stock, that may be issued in the future for the purposes described above.

VOTING REQUIREMENT

         The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock shall be necessary to authorize the Amendment to the Company's Fifth Restated Certificate of Incorporation.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.


                                   PROPOSAL 3

                      APPROVAL OF 2001 STOCK INCENTIVE PLAN
INTRODUCTION

         The Company's Board of Directors authorized the adoption of the CIMA LABS INC. 2001 Stock Incentive Plan (the "2001 Plan") effective as of March 5, 2001, subject to the approval of the 2001 Plan by the stockholders of the Company no later than March 31, 2002. A copy of the 2001 Plan is attached as Exhibit C to this Proxy Statement, and this discussion is qualified in its entirety by reference to the full text of the 2001 Plan.

         The Board of Directors believes that stock-based compensation programs are key elements in achieving the Company's continued financial and operational success. The Company's compensation programs have been designed to motivate key personnel to produce a superior stockholder return.

         The 2001 Plan does not replace the Company's Equity Incentive Plan, under which approximately 1,334 shares of Common Stock of the Company remained available for awards as of March 1, 2001, or the Company's 1994 Directors' Stock Option Plan, under which approximately 42,500 shares of Common Stock of the Company remained available for awards as of March 1, 2001, or the Company's Non-Employee Directors' Fee Option Grant Program, under which approximately 1,559 shares of Common Stock of the Company remained available for awards as of March 1, 2001. Notwithstanding approval of the 2001 Plan by the stockholders, additional awards may be made under those plans. Grants and awards heretofore or hereafter made under such plans will be governed by such plans.

         The 2001 Plan has been designed to meet the requirements of Section 162(m) of the Code, regarding deductibility of executive compensation. The basic features of the 2001 Plan are summarized below.

PURPOSE

         The purpose of the 2001 Plan is to motivate key personnel to produce a superior return to the stockholders of the Company by offering such individuals an opportunity to realize stock appreciation, by facilitating stock ownership, and by rewarding them for achieving a high level of corporate performance. The 2001 Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

ADMINISTRATION

         The 2001 Plan will be administered by a committee (the "Plan Committee") of two or more directors who are "non-employee directors" within the meaning of Rule 16b-3 ("Exchange Act Rule 16b-3") under the Securities Exchange Act of 1934 (the "Exchange Act"). The Company currently expects that the Compensation Committee of the Board of Directors will be the committee that administers the 2001 Plan, all of whose members are both "non-employee directors" for purposes of Exchange Act Rule 16b-3 and "outside directors" for purposes of Section 162(m) of the Code. The Plan Committee will have the exclusive power to make awards under the 2001 Plan, to determine when and to whom awards will be granted, and to fix the form, amount, and other terms and conditions of each award, subject to the provisions of the 2001 Plan. The Plan Committee will have the authority to interpret the 2001 Plan and any award or agreement made under the 2001 Plan, to establish, amend, waive, and rescind any rules and regulations relating to the administration of the 2001 Plan, to determine the terms and provisions of any agreements entered into under the 2001 Plan (not inconsistent with the 2001 Plan), and to make all other determinations necessary or advisable for the administration of the 2001 Plan. The Plan Committee may delegate all or part of its responsibilities under the 2001 Plan to persons who are not "non-employee directors" within the meaning of Exchange Act Rule 16b-3 for purposes of determining and administering awards solely to employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act.

ELIGIBILITY AND NUMBER OF SHARES

         All employees of the Company and its affiliates will be eligible to receive awards under the 2001 Plan at the discretion of the Plan Committee. Awards other than incentive stock options (see "Types of Awards" below) also may be awarded by the Plan Committee to individuals who are not employees but who provide services to the Company or its affiliates in the capacity of an independent contractor. The Company currently has approximately 140 full-time employees.

         As of the effective date of the 2001 Plan, the total number of shares of Common Stock of the Company available for distribution under the 2001 Plan was 1,500,000 (subject to adjustment for future stock splits, stock dividends, and similar changes in the capitalization of the Company). No participant may receive any combination of options and stock appreciation rights relating to more than 500,000 shares in the aggregate in any year under the 2001 Plan. No participant may receive performance shares relating to more than 500,000 shares pursuant to awards in any year under the 2001 Plan. No more than 25% of all shares subject to the 2001 Plan may be granted in the aggregate pursuant to restricted stock (if vesting is based on a period of time without regard to the attainment of specified performance conditions) and other stock-based awards (as defined in "Types of Awards" below).

         The 2001 Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards. Such agreements are subject to amendment, including unilateral amendment by the Company (with the approval of the Plan Committee), provided that no amendment that is deemed by the Plan Committee to be materially adverse to the participant may be made unilaterally unless it is required by law or is otherwise provided in an agreement. Any shares of Common Stock of the Company subject to an award under the 2001 Plan which are not used because the award expires without all shares subject thereto having been issued or because the terms and conditions of the award are not met may again be used for an award under the 2001 Plan. Any shares that are the subject of awards which are subsequently forfeited to the Company pursuant to the restrictions applicable to such award also may again be used for an award under the 2001 Plan. Moreover, if a participant exercises a stock appreciation right, any shares covered by the stock appreciation right in excess of the number of shares issued (or, in the case of a settlement in cash or any other form of property, in excess of the number of shares equal in value to the amount of such settlement, based on the fair market value, as defined in the 2001 Plan, of such shares on the date of such exercise) may again be used for an award under the 2001

Plan. If, in accordance with the 2001 Plan, a participant uses shares to pay a purchase or exercise price, including an option exercise price, or to satisfy tax withholdings, such shares may again be used for an award under the 2001 Plan.

TYPES OF AWARDS

         The types of awards that may be granted under the 2001 Plan include incentive and nonqualified stock options, stock appreciation rights, restricted stock, performance shares, and other stock-based awards (awards of, or based on, stock other than options, stock appreciation rights, restricted stock or performance shares). Subject to certain restrictions applicable to incentive stock options, awards will be exercisable by the recipients at such times as are determined by the Plan Committee.

         In addition to the general characteristics of all of the awards described in this Proxy Statement, the basic characteristics of awards that may be granted under the 2001 Plan are as follows:

         Incentive and Nonqualified Stock Options. Both incentive and nonqualified stock options may be granted to recipients at such exercise prices as the Plan Committee may determine but not less than 100% of their fair market value (as defined in the 2001 Plan) as of the date the option is granted. Stock options may be granted and exercised at such times as the Plan Committee may determine, except that, unless applicable federal tax laws are modified, (a) no incentive stock options may be granted more than ten years after the effective date of the 2001 Plan, (b) an incentive stock option shall not be exercisable more than ten years after the date of grant; and (c) the aggregate fair market value of the shares of Common Stock of the Company with respect to which incentive stock options may first become exercisable in any calendar year for any employee may not exceed $100,000 under the 2001 Plan or any other plan of the Company. Additional restrictions apply to an incentive stock option granted to an individual who beneficially owns more than 10% of the combined voting power of all classes of stock of the Company.

         The purchase price payable upon exercise of options may be paid in cash, or, if the Plan Committee permits, by reducing the number of shares delivered to the participant or by delivering stock already owned by the participant (where the fair market value of the shares withheld or delivered on the date of exercise is equal to the option price of the stock being purchased), or in a combination of cash and such stock, unless otherwise provided in the related agreement. The participants may simultaneously exercise options and sell the stock purchased upon such exercise pursuant to brokerage or similar relationships and use the sale proceeds to pay the purchase price. The agreement relating to any option may provide for the issuance of "reload" options pursuant to which, subject to the terms and conditions established by the Plan Committee and any applicable requirements of Exchange Act Rule 16b-3 or any other applicable law, the participant will, either automatically or subject to subsequent Plan Committee approval, be granted a new option when the payment of the exercise price of the original option, or the payment of tax withholdings, is made through the delivery to the Company of shares held by such participant. The reload option will be a fully vested option to purchase the number of shares provided as consideration for the exercise price and in payment of taxes in connection with the exercise of the original option, will have a per share exercise price equal to the fair market value of a share as of the date of exercise of the original option, and will otherwise have terms and conditions as contained in the original option.

         Stock Appreciation Rights and Performance Shares. The value of a stock appreciation right granted to a recipient is determined by the appreciation in Common Stock of the Company, subject to any limitations upon the amount or percentage of total appreciation that the Plan Committee may determine at the time the right is granted. The recipient receives all or a portion of the amount by which the fair market value of a specified number of shares, as of the date the stock appreciation right is exercised, exceeds a price specified by the Plan Committee at the time the right is granted. The price specified by the Plan Committee must be at least 100% of the fair market value of the specified number of shares of Common Stock of the Company to which the right relates determined as of the date the stock appreciation right is granted. A stock appreciation right may be granted in connection with a previously or contemporaneously granted option, or independent of any option.

         Performance shares entitle the recipient to payment in amounts determined by the Plan Committee based upon the achievement of specified performance targets during a specified term. With respect to recipients who are "covered employees" under Section 162(m) of the Code, such performance targets will consist of one or any combination of two or more of gross revenues, license revenues, earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profits after taxes), operating income, total stockholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, affiliate, or individual performance. The value in dollars is determined when the award is earned based on the fair market value of a share on the last day of the performance period.

         Payments with respect to stock appreciation rights and performance shares may be paid in cash, shares of Common Stock of the Company or a combination of cash and shares as determined by the Plan Committee.

         Restricted Stock and Other Stock-Based Awards. Common Stock of the Company granted to recipients may contain such restrictions as the Plan Committee may determine, including provisions requiring forfeiture and imposing restrictions upon stock transfer. Awards of restricted stock may, in the discretion of the Plan Committee, provide the participant with dividends and voting rights prior to vesting. No award of restricted stock may vest earlier than one year from the date of grant, except in the circumstances provided in the applicable agreement. The Plan Committee may also from time to time grant awards of unrestricted stock or other stock-based awards such as awards denominated in stock units, securities convertible into stock, and phantom securities.

TRANSFERABILITY

         During the lifetime of a participant to whom an award is granted, only such participant (or such participant's legal representative or, if so provided in the applicable agreement in the case of a nonqualified stock option, a permitted transferee as hereafter described) may exercise an option or stock appreciation right or receive payment with respect to performance shares or any other award. No award of restricted stock (prior to the expiration of the restrictions), options, stock appreciation rights, performance shares, or other award (other than an award of stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so will not be effective, except that an agreement may provide that (a) an award may be transferable to a successor in the event of a participant's death and (b) a nonqualified stock option may be transferable to any member of a participant's "immediate family" (as such term is defined in Rule 16a-1(e) under the Exchange
Act) or to a trust whose beneficiaries are members of such participant's "immediate family" or partnerships in which such family members are the only partners, provided that the participant receives no consideration for the transfer and such transferred nonqualified stock option will remain subject to the same terms and conditions as were applicable to such option immediately prior to its transfer.


ACCELERATION OF AWARDS, LAPSE OF RESTRICTIONS

         The Plan Committee may accelerate vesting requirements, performance periods, and the expiration of the applicable term or restrictions, and adjust performance targets and payments, upon such terms and conditions as are set forth in the participant's agreement, or otherwise in the Plan Committee's discretion, which may include, without limitation, acceleration resulting from a "change in control" or a "fundamental change" (as those terms are defined in the 2001 Plan), or the participant's death, disability, or retirement.

DURATION, ADJUSTMENTS, MODIFICATIONS, TERMINATIONS

         The 2001 Plan will remain in effect until all stock subject to it is distributed or all awards have expired or lapsed, whichever occurs later, or the 2001 Plan is terminated as described below.

         In the event of a "fundamental change," recapitalization, stock dividend, stock split, or other relevant change, the Plan Committee has the discretion to adjust the number and type of shares available for awards or the number and type of shares and amount of cash subject to outstanding awards, the option exercise price of outstanding options, and outstanding awards of performance shares and payments with regard thereto. Adjustments in performance targets and payments on performance shares are also permitted upon the occurrence of such events as may be specified in the related agreements, which may include a "change in control."

         The 2001 Plan also gives the Board the right to amend, modify, terminate or suspend the 2001 Plan, except that amendments to the 2001 Plan are subject to stockholder approval if needed to comply with Exchange Act Rule 16b-3, the incentive stock option provisions of the Code, their successor provisions, or any other applicable law or regulation.

         Under the 2001 Plan, the Plan Committee may cancel outstanding options and stock appreciation rights generally in exchange for cash payments to the recipients in the event of a "fundamental change" (defined as certain dissolutions, liquidations, mergers, consolidations, statutory share exchanges, or other similar events involving the Company).

FEDERAL TAX CONSIDERATIONS

         The Company has been advised by its counsel that awards made under the 2001 Plan generally will result in the following tax events for United States citizens under current United States federal income tax laws.

         Incentive Stock Options. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time an incentive stock option is granted under the 2001 Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option, and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss, long-term or short-term, based upon how long the shares are held. The Company will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

         Except in the event of death, if shares acquired by a recipient upon the exercise of an incentive stock option are disposed of by such recipient before the expiration of the statutory holding periods (a "disqualifying disposition"), such recipient will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the recipient pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the recipient will be treated as having made a disqualifying disposition of such shares, and the tax consequence of such disqualifying disposition will be as described above.

         The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a nonqualified stock option, the tax consequences of which are discussed below.

         Nonqualified Stock Options. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time a nonqualified stock option is granted under the 2001 Plan. At the time of exercise of a nonqualified stock option, the recipient will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss, long-term or short-term, based upon how long the shares are held.

         Stock Appreciation Rights and Performance Shares. Generally: (a) the recipient will not realize income upon the grant of a stock appreciation right or performance share award; (b) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year cash, shares of Common Stock, or a combination of cash and shares are delivered to the recipient upon exercise of a stock appreciation right or in payment of the performance share award; and (c) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of Common Stock received on the date of issuance. The federal income tax consequences of a disposition of unrestricted shares received by the recipient upon exercise of a stock appreciation right or in payment of a performance share award are the same as described below with respect to a disposition of unrestricted shares.

         Restricted and Unrestricted Stock. Unless the recipient files an election to be taxed under Section 83(b) of the Code: (a) the recipient will not realize income upon the grant of restricted stock; (b) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, when the restrictions have been removed or expire; and (c) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the recipient and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

         With respect to awards of unrestricted stock: (a) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, upon the grant of the unrestricted stock and (b) the amount of such ordinary income and deduction will be the fair market value of such unrestricted stock on the date of grant.

         When the recipient disposes of restricted or unrestricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss, long-term or short-term, based upon how long the shares are held.

WITHHOLDING

         The 2001 Plan permits the Company to withhold from awards an amount sufficient to cover any required withholding taxes. In lieu of cash, the Plan Committee may permit a participant to cover withholding obligations through a reduction in the number of shares to be delivered to such participant or by delivery of shares already owned by the participant.

NEW PLAN BENEFITS

         Each of the Named Executive Officers and Directors who will receive benefits that are determinable under the 2001 Plan following approval by the stockholders are listed below.

                    CIMA LABS INC. 2001 STOCK INCENTIVE PLAN

     NAME AND POSITION                        DOLLAR VALUE ($)                    NUMBER OF UNITS
     -----------------                       ----------------                     ---------------

David A. Feste                                    Unknown                       Option for 75,000 shares
Executive Group                                   Unknown                       Option for 75,000 shares
Non-Executive Director Group                      N/A                           0
Non-Executive Officer Employee Group              N/A                           0

The closing price of the Company's Common Stock on the Nasdaq National Market on March 22, 2001 was $____ per share.

REGISTRATION WITH THE SECURITIES AND EXCHANGE COMMISSION

         The Company intends to file a Registration Statement covering the 2001 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

VOTING REQUIREMENT

         The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting shall be necessary to adopt and approve the 2001 Plan.


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.


                                   PROPOSAL 4

                    APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

         The Company's Board of Directors has authorized the adoption of the CIMA LABS INC. Employee Stock Purchase Plan (the "Purchase Plan") subject to the approval of the Purchase Plan by the stockholders of the Company. If approved by the stockholders, the Purchase Plan will become effective on the date the stockholders approved the Purchase Plan. A copy of the Purchase Plan is attached as Exhibit D to this Proxy Statement, and this discussion is qualified in its entirety by reference to the full text of the Purchase Plan.

PURPOSE

         The purpose of the Purchase Plan is to provide the employees of the Company and any Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. "Designated Subsidiary" means any subsidiary of the Company that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Purchase Plan.

ADMINISTRATION

         The Purchase Plan will be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Purchase Plan, to determine eligibility and to adjudicate all disputed claims filed under the Purchase Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

ELIGIBILITY AND NUMBER OF SHARES

         Any person whose customary employment with the Company or any Designated Subsidiary is at least twenty hours per week and more than five months in any calendar year (including officers and any directors who are also employees) who is employed by Company or any Designated Subsidiary on the first day of any Offering Period will be eligible to participate in the Purchase Plan for such Offering Period. "Offering Period" means a period of approximately three months commencing and terminating on such dates as the Board or its committee administering the Purchase Plan may determine.

         No employee may participate in the Purchase Plan if, after giving effect to such participation, such employee would own capital stock of the Company, and/or hold outstanding options to purchase such stock possessing five percent or more of the total combined voting power or value of all classes of capital stock of the Company. No employee may participate in the Purchase Plan to the extent that his or her participation under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate that exceeds twenty-five thousand dollars worth of stock (determined at the fair market value of the shares at the time the right to acquire the shares accrues) for each calendar year.

         As of March 1, 2001, the Company had approximately 140 employees who would be eligible to participate in the Purchase Plan.

         Subject to adjustment upon changes in capitalization of the Company resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the maximum number of shares of the Company's Common Stock that will be made available for sale under the Purchase Plan shall be 200,000 shares. If, on the last day of any Offering Period, the number of shares to be issued exceeds the number of shares then available under the Purchase Plan, the Company will make a pro rata allocation of the shares remaining available for purchase under the Purchase Plan in as uniform a manner as practicable and as it determines to be equitable.

PARTICIPATION

         An eligible employee may become a participant in the Purchase Plan by completing a subscription agreement authorizing payroll deductions in a form authorized by the Company and filing it with the Company's payroll office prior to the first day of the applicable Offering Period. Payroll deductions for a participant will commence on the first payroll following the first day of the applicable Offering Period and will end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant in accordance with the Purchase Plan.

         At the time a participant files his or her subscription agreement, he or she will elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding the greater of $1,000 or ten percent of the Compensation that he or she receives on each pay day during the Offering Period. "Compensation" means all base straight time gross earnings and commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation. All payroll deductions made for a participant will be credited to his or her account under the Purchase Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account. No interest will accrue on payroll deductions of a participant in the Purchase Plan.

         A participant may discontinue his or her participation in the Purchase Plan as provided therein, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing and filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement will remain in effect for successive Offering Periods unless terminated in accordance with the Purchase Plan.

         Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and the provisions of the Purchase Plan, a participant's payroll deductions may be decreased to zero percent at any time during an Offering Period. Payroll deductions will recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period that is scheduled to end in the following calendar year, unless terminated by the participant in accordance with the Purchase Plan.

GRANT OF OPTION; PURCHASE OF STOCK

         On the first day of each Offering Period, each eligible employee participating in such Offering Period will be granted an option to purchase on the last day of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such employee's payroll deductions accumulated prior to the last day of such Offering Period and retained in the Participant's account as of the last day of such Offering Period by the applicable Purchase Price; provided that in no event shall an employee be permitted to purchase during each Offering Period more than 250 shares (subject to any adjustment pursuant to the Purchase Plan), and provided further that such purchase shall be subject to additional limitations set forth in the Purchase Plan. "Purchase Price" means an amount equal to 85% of the fair market value of a share of Common Stock on the first day of the Offering Period or on the last day of the Offering Period, whichever is lower. Exercise of the option will occur as provided below, unless the participant has withdrawn in accordance with the Purchase Plan. The Option will expire on the last day of the Offering Period.

         Unless a participant withdraws from the Purchase Plan in accordance with the Purchase Plan, his or her option for the purchase of shares will be exercised automatically on the last day of the applicable Offering Period, and the maximum number of full shares subject to option will be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account that are not sufficient to purchase a full share will be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant in accordance with the Purchase Plan. Any other monies left in a participant's account after the exercise of the option shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares under the Purchase Plan is exercisable only by the participant.

WITHDRAWAL

         A participant may withdraw all, but not less than all, the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Purchase Plan at any time by giving written notice to the Company in a form approved by the Company. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

         A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan that may be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the participant withdrew.

TERMINATION OF EMPLOYMENT

         Upon a participant's ceasing to be an employee of the Company for any reason, he or she shall be deemed to have elected to withdraw from the Purchase Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to such participant's estate, and such participant's option shall be automatically terminated.

RIGHTS NOT TRANSFERABLE

         Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with the Purchase Plan.

AMENDMENT

         The Board may at any time and for any reason amend the Purchase Plan. Except as described below, no amendment may make any change in any option theretofore granted that adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company will obtain stockholder approval in such a manner and to such a degree as required.

         Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) will be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Purchase Plan.

         In the event the Board determines that the ongoing operation of the Purchase Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Purchase Plan to reduce or eliminate such accounting consequence. Such modifications or amendments will not require stockholder approval or the consent of any participants in the Purchase Plan.

TERMINATION

         The Board may at any time and for any reason terminate the Purchase Plan. Except as provided below, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board on the last day of any Offering Period if the Board determines that the termination of the Offering Period or the Purchase Plan is in the best interests of the Company and its stockholders.

         In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress may be shortened by setting a new exercise date (the "Liquidation Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The Liquidation Exercise Date shall be prior to the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten business days prior to the Liquidation Exercise Date, that the exercise date for the participant's option has been changed to the Liquidation Exercise Date and that the participant's option shall be exercised automatically on the Liquidation Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period in accordance with the Purchase Plan.

         In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option may be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation does not assume or substitute for the option, the Offering Period then in progress may be shortened by setting a new exercise date (The "New Exercise Date"). The New Exercise Date shall be prior to the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten business days prior to the New Exercise Date, that the exercise date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period in accordance with the Purchase Plan.

FEDERAL TAX CONSIDERATIONS

         Payroll deductions under the Purchase Plan will be made after taxes. Participants will not recognize any additional income as a result of participation in the Purchase Plan until the disposal of shares of Common Stock acquired under the Purchase Plan or the death of the participant. Participants who hold their shares of Common Stock for more than two years or die while holding their shares of Common Stock will recognize ordinary income in the year of disposition or death equal to the lesser of (i) the excess of the fair market value of the shares of Common Stock on the date of disposition or death over the purchase price paid by the participant or (ii) the excess of the fair market value of the shares of Common Stock on the date they were purchased over the purchase price paid by the participant. If the two-year holding period has been satisfied when the participant sells the shares of Common Stock or if the participant dies while holding the shares of Common Stock, the Company will not be entitled to any deduction in connection with the disposition of such shares by the participant.

       Participants who dispose of their shares of Common Stock within two years after the shares of Common Stock were purchased will be considered to have realized ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares of Common Stock on the date they were purchased by the participant over the purchase price paid by the participant. If such dispositions occur, the Company generally will be entitled to a deduction at the same time and in the same amount as the participants who make those dispositions are deemed to have realized ordinary income.

         Participants will have a basis in their shares of Common Stock equal to the purchase price of their shares of Common Stock plus any amount that must be treated as ordinary income at the time of disposition of the shares of Common Stock, as explained above. Any additional gain or loss realized on the disposition of shares of Common Stock acquired under the Purchase Plan will be capital gain or loss.

         At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Purchase Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the employee. Each employee shall be required to provide the Company with any information reasonably required by the Company to enable the Company to claim any tax deductions or benefits attributable to the sale or early disposition by any employee of Common Stock acquired under the Purchase Plan.

NEW PLAN BENEFITS

         No rights have yet been granted pursuant to the Purchase Plan. The closing price of the Company's Common Stock on the Nasdaq National Market on March 22, 2001 was $____ per share.

REGISTRATION WITH THE SECURITIES AND EXCHANGE COMMISSION

         The Company intends to file a Registration Statement covering the Purchase Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

VOTING REQUIREMENT

         The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting shall be necessary to adopt and approve the Purchase Plan.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.


                                   PROPOSAL 5

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

       The Board has selected Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2001 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since its inception in 1986. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

       Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider its selection. Even if the selection is ratified, the Audit Committee may recommend, and the Board in their discretion may direct, the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 5.


                              CERTAIN TRANSACTIONS

       The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director for such liabilities permitted under Delaware law, to the full extent permitted under Delaware law, subject to certain limitations.

                                  OTHER MATTERS

       The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their best judgment.

                                             By Order of the Board of Directors


                                             /s/ David A. Feste
                                             -----------------------------
                                             David A. Feste

                                             Secretary
April 4, 2001

                                                                       EXHIBIT A

                                 CIMA LABS INC.

                             AUDIT COMMITTEE CHARTER
                            (AS OF FEBRUARY 16, 2001)

PURPOSE

         There shall be an Audit Committee of the Board of Directors of CIMA LABS INC., a Delaware corporation (the "Company").

         The Committee shall have responsibility to oversee the Company's management and outside auditors in regard to corporate accounting and financial reporting. The Committee has the authority to conduct any investigation it deems appropriate, with full access to all books and records, facilities, personnel and outside advisors of the Company. The Committee is empowered to retain outside counsel, auditors or other experts in its discretion.

ORGANIZATION

         The Committee shall consist of at least three directors. Each director appointed to the Committee shall:

         a) not be disqualified from being an "independent director" within the meaning of Rule 4200 of the NASD Manual, and shall have no relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment; and

         b) be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. If a director is not capable of understanding such fundamental financial statements, he or she must become able to do so within a reasonable period of time after appointment to the Committee.

         At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the director's financial sophistication.

RESPONSIBILITIES

         The Committee recognizes that the preparation of the Company's financial statements and other financial information is the responsibility of the Company's management and that the auditing, or conducting limited reviews, of those financial statements and other financial information is the responsibility of the Company's outside auditors. The Committee's responsibility is to oversee the financial reporting process.

         The Company's management, and its outside auditors, in the exercise of their responsibilities, acquire greater knowledge and more detailed information about the Company and its financial affairs than the members of the Committee. Consequently, the Committee is not responsible for providing any expert or other special assurance as to the Company's financial statements and other financial information or any professional certification as to the outside auditors' work, including without limitation their reports on and limited reviews of, the Company's financial statements and other financial information. In addition, the Committee is entitled to rely on information provided by the Company's management and the outside auditors with respect to the nature of services provided by the outside auditor and the fees paid for such services.

         In carrying out its oversight responsibilities, the Committee shall:

         a) review and reassess the adequacy of the Audit Committee Charter annually;

         b) require that the outside auditors provide the Committee with a formal written statement delineating all relationships between the outside auditors and the Company, consistent with Independence Standards Board Standard No. 1, and discuss with the outside auditors their independence;

         c) actively engage in a dialogue with the outside auditors regarding any disclosed relationships or services that may impact the objectivity and independence of the outside auditors;

         d) take, or recommend that the full Board take, appropriate action to oversee the independence of the outside auditors;

         e) review and consider the matters identified in Statement on Auditing Standards No. 61 with the outside auditors and management;

         f) review and discuss the Company's audited financial statements that are to be included in the Company's Form 10-K with the outside auditors and management and determine whether to recommend to the Board of Directors that the financial statements be included in the Company's Form 10-K for filing with the Securities and Exchange Commission;

         g) review, or the Committee's Chairman shall review, any matters identified by the outside auditors pursuant to Statement on Auditing Standards No. 71 regarding the Company's interim financial statements. Any such review shall occur prior to the filing of such interim financial statements on the Company's Form 10-Q;

         h) review the terms of proposed engagements of the outside auditors relating to services to the Company (other than those services rendered in respect of the audit or review of the Company's annual or quarterly financial statements) prior to such engagements; and

         i) consider whether the provision of the services by the outside auditors (other than those services rendered in respect of the audit or review of the Company's annual or quarterly financial statements) is compatible with maintaining the outside auditor's independence.


         The outside auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders. The Board and the Committee have ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors, and, if applicable, to nominate the outside auditors to be proposed for approval by the shareholders in any proxy statement.

                                                                       EXHIBIT B


                          TEXT OF PROPOSED AMENDMENT TO
                   FIFTH RESTATED CERTIFICATE OF INCORPORATION
                                OF CIMA LABS INC.


         Article 4, Paragraph 4.1 of the Fifth Certificate of Incorporation of CIMA LABS INC. is hereby amended by deleting the language set forth therein and replacing such language with the following:

                  4.1) Authorized Capital Stock. The aggregate number of shares of stock which the Corporation is authorized to issue is 65,000,000 shares, par value $.01 per share, of which 60,000,000 shares shall be designated common stock (the "Common Stock"), and 5,000,000 shall be undesignated preferred stock (the "Undesignated Preferred Stock"). Each share of Common Stock of the Corporation shall be entitled to one vote on all matters on which such stock is entitled to vote.

                                                                       EXHIBIT C

                                 CIMA LABS INC.
                            2001 STOCK INCENTIVE PLAN


         1. Purpose. The purpose of this 2001 Stock Incentive Plan (the "Plan") is to motivate key personnel to produce a superior return to the stockholders of CIMA LABS INC. (the "Company") and its Affiliates by offering such individuals an opportunity to realize Stock appreciation, by facilitating Stock ownership, and by rewarding them for achieving a high level of corporate performance. This Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

         2. Definitions. The capitalized terms used in this Plan have the meanings set forth below.

                  (a) "Affiliate" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, or any successor provision, and, for purposes other than the grant of Incentive Stock Options, any joint venture in which the Company or any such "parent corporation" or "subsidiary corporation" owns an equity interest.

                  (b) "Agreement" means a written contract entered into between the Company or an Affiliate and a Participant containing the terms and conditions of an Award in such form (not inconsistent with this Plan) as the Committee approves from time to time, together with all amendments thereof, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law.

                  (c) "Award" means a grant made under this Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or any Other Stock-Based Award.

                  (d) "Board" means the Board of Directors of the Company.

                  (e) "Change in Control" means:

                           (i) a majority of the directors of the Company shall
                  be persons other than persons

                                    (A) for whose election proxies shall have
                           been solicited by the Board or

                                    (B) who are then serving as directors
                           appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly-created directorships,

                           (ii) 30% or more of the (1) combined voting power of
                  the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Outstanding Company Voting Securities") or (2) the then outstanding Shares of Stock ("Outstanding Company Common Stock") is directly or indirectly acquired or beneficially owned (as defined in Rule 13d-3 under the Exchange Act, or any successor rule thereto) by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), provided, however, that the following acquisitions and beneficial ownership shall not constitute Changes in Control pursuant to this paragraph 2(e)(ii):

                                    (A) any acquisition or beneficial ownership
                           by the Company or a Subsidiary, or

                                    (B) any acquisition or beneficial ownership
                           by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its Subsidiaries,

                                    (C) any acquisition or beneficial ownership
                           by the Participant or any group that includes the Participant, or

                                    (D) any acquisition or beneficial ownership
                           by a Parent or its wholly-owned subsidiaries, as long as they shall remain wholly-owned subsidiaries, of 100% of the Outstanding Company Voting Securities as a result of a merger or statutory share exchange which complies with paragraph 2(e)(iii)(A)(2) or the exception in paragraph 2(e)(iii)(B) hereof in all respects,

                           (iii) the stockholders of the Company approve a
                  definitive agreement or plan to

                                    (A) merge or consolidate the Company with or
                           into another corporation (other than (1) a merger or consolidation with a Subsidiary or (2) a merger in which

                                             (a) the Company is the surviving
                                    corporation,

                                             (b) no Outstanding Company Voting
                                    Securities or Outstanding Company Common
                                    Stock (other than fractional shares) held by stockholders of the Company immediately prior to the merger is converted into cash, securities, or other property (except (i) voting stock of a Parent owning directly or indirectly through wholly-owned subsidiaries, both beneficially and of record 100% of the Outstanding Company Voting Securities immediately after the Merger or (ii) cash upon the exercise by holders of Outstanding Company Voting Securities of statutory dissenters' rights),

                                             (c) the persons who were the
                                    beneficial owners, respectively, of the
                                    Outstanding

                                    Company Voting Securities and Outstanding
                                    Company Common Stock immediately prior to such merger beneficially own, directly or indirectly, immediately after the merger, more than 70% of, respectively, the then outstanding common stock and the voting power of the then outstanding voting securities of the surviving corporation or its Parent entitled to vote generally in the election of directors, and

                                             (d) if voting securities of the
                                    Parent are exchanged for Outstanding Company
                                    Voting Securities in the merger, all holders of any class or series of Outstanding Company Voting Securities immediately prior to the merger have the right to receive substantially the same per share consideration in exchange for their Outstanding Company Voting Securities as all other holders of such class or series),

                                    (B) exchange, pursuant to a statutory share
                           exchange, Outstanding Company Voting Securities of any one or more classes or series held by stockholders of the Company immediately prior to the exchange for cash, securities or other property, except for (a) voting stock of a Parent owning directly, or indirectly through wholly-owned subsidiaries, both beneficially and of record 100% of the Outstanding Company Voting Securities immediately after the statutory share exchange if (i) the persons who were the beneficial owners, respectively, of the Outstanding Company Voting Securities and Outstanding Company Common Stock immediately prior to such statutory share exchange own, directly or indirectly, immediately after the statutory share exchange more than 70% of, respectively, the then outstanding common stock and the voting power of the then outstanding voting securities of such Parent entitled to vote generally in the election of directors, and
                           (ii) all holders of any class or series of Outstanding Company Voting Securities immediately prior to the statutory share exchange have the right to receive substantially the same per share consideration in exchange for their Outstanding Company Voting Securities as all other holders of such class or series or (b) cash with respect to fractional shares of Outstanding Company Voting Securities or payable as a result of the exercise by holders of Outstanding Company Voting Securities of statutory dissenters' rights,

                                    (C) sell or otherwise dispose of all or
                           substantially all of the assets of the Company (in one transaction or a series of transactions), or

                                    (D) liquidate or dissolve the Company,

                  except that it shall not constitute a Change in Control with respect to any Participant if a majority of the voting stock (or the voting equity interest) of the surviving corporation or its parent corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company (in the case of a merger, consolidation or disposition of assets) or the Company or its Parent (in the case of a statutory share exchange) is, immediately following the merger, consolidation, statutory share exchange or disposition of assets, beneficially owned by the Participant or a group of persons, including the Participant, acting in concert.

                  (f) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

                  (g) "Committee" means two or more Non-Employee Directors designated by the Board to administer this Plan under Section 3 hereof and constituted so as to permit this Plan to comply with Exchange Act Rule 16b-3; provided that if no Committee is designated by the Board, the Board shall constitute the Committee.

                  (h) "Company" means CIMA LABS INC., a Delaware corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

                  (i) "Disability" means the disability of a Participant such that the Participant is considered disabled under any retirement plan of the Company which is qualified under Section 401 of the Code, or as otherwise determined by the Committee.

                   (j) "Employee" means any full-time or part-time employee (including an officer or director who is also an employee) of the Company or an Affiliate. Except with respect to grants of Incentive Stock Options, "Employee" shall also include Non-Employee Directors and other individuals and entities who are not "employees" of the Company or an Affiliate but who provide services to the Company or an Affiliate in the capacity of an independent contractor. References in this Plan to "employment" and related terms shall include the providing of services in any such capacity.

                  (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended; "Exchange Act Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act as in effect with respect to the Company or any successor regulation.

                  (l) "Fair Market Value" as of any date means, unless otherwise expressly provided in this Plan:

                           (i) the closing sale price of a Share (A) on the
                  National Association of Securities Dealers, Inc. Automated Quotation System National Market System, or (B) if the Shares are not traded on such system, on the composite tape for New York Stock Exchange ("NYSE") listed shares, or (C) if the Shares are not quoted on the NYSE composite tape, on the principal United States securities exchange registered under the Exchange Act on which the Shares are listed, in any case on the date immediately preceding that date, or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred, or

                           (ii) if clause (i) is not applicable, what the
                  Committee determines in good faith to be 100% of the fair market value of a Share on that date.

                  However, if the applicable securities exchange or system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, all references in this paragraph to the "date immediately preceding that date" shall be deemed to be references to "that date." In the case of an Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 12(f) hereof.

                  (m) "Fundamental Change" means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

                  (n) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code or any successor to such section.

                  (o) "Non-Employee Director" means a member of the Board who is considered a non-employee director within the meaning of Exchange Act Rule 16b-3.

                  (p) "Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

                  (q) "Other Stock-Based Award" means an Award of Stock or an Award based on Stock other than Options, Stock Appreciation Rights, Restricted Stock or Performance Shares.

                  (r) "Option" means a right to purchase Stock, including both Non-Qualified Stock Options and Incentive Stock Options.

                  (s) "Parent" means a "parent corporation", as that term is defined in Section 424(e) of the Code, or any successor provision.

                  (t) "Participant" means an Employee to whom an Award is made.

                  (u) "Performance Period" means the period of time as specified in an Agreement over which Performance Shares are to be earned.

                  (v) "Performance Shares" means a contingent award of a specified number of Performance Shares, with each Performance Share equivalent to one Share, a variable percentage of which may vest depending upon the extent of achievement of specified performance objectives during the applicable Performance Period.

                  (w) "Plan" means this 2001 Stock Incentive Plan, as amended and in effect from time to time.

                  (x) "Restricted Stock" means Stock granted under Section 10 hereof so long as such Stock remains subject to one or more restrictions.

                  (y) "Retirement" means termination of employment on or after age 55, provided the Employee has been employed by the Company and/or one or more Affiliates for at least ten years, or termination of employment on or after age 62, provided in either case that the Employee has given the Company at least six months' prior written notice of such termination, or as otherwise determined by the Committee.

                  (z) "Share" means a share of Stock.

                  (aa) "Stock" means the common stock of the Company.

                  (bb) "Stock Appreciation Right" means a right, the value of which is determined relative to appreciation in value of Shares pursuant to an Award granted under Section 8 hereof.

                  (cc) "Subsidiary" means a "subsidiary corporation," as that term is defined in Section 424(f) of the Code, or any successor provision.

                  (dd) "Successor" with respect to a Participant means the legal representative of an incompetent Participant and, if the Participant is deceased, the legal representative of the estate of the Participant or the person or persons who may, by bequest or inheritance, or under the terms of an Award or of forms submitted by the Participant to the Committee under Section 12(i) hereof, acquire the right to exercise an Option or Stock Appreciation Right or receive cash and/or Shares issuable in satisfaction of an Award in the event of a Participant's death.

                  (ee) "Term" means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions placed on Restricted Stock or any other Award are in effect.

                  Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

         3. Administration.

                  (a) Authority of Committee. The Committee shall administer this Plan. The Committee shall have exclusive power to make Awards and to determine when and to whom Awards will be granted, and the form, amount and other terms and conditions of each Award, subject to the provisions of this Plan. The Committee may determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, Shares or other Awards or other property, or canceled, forfeited or suspended. The Committee shall have the authority to interpret this Plan and any Award or Agreement made under this Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of this Plan, to determine the terms and provisions of any Agreements entered into hereunder (not inconsistent with this Plan), and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent it shall deem desirable. The determinations of the Committee in the administration of this Plan, as described herein, shall be final, binding and conclusive.

                  (b) Delegation of Authority. The Committee may delegate all or any part of its authority under this Plan to persons who are not Non-Employee Directors for purposes of determining and administering Awards solely to Employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act.

                  (c) Rule 16b-3 Compliance. It is intended that this Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit this Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3(c), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to Participants who are then subject to the reporting requirements of Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

                  (d) Indemnification. To the full extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damage, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

         4. Shares Available; Maximum Payouts.

                  (a) Shares Available. The number of Shares available for distribution under this Plan is one million five hundred thousand (1,500,000) (subject to adjustment under Section 12(f) hereof).

                  (b) Shares Again Available. Any Shares subject to the terms and conditions of an Award under this Plan which are not used because the Award expires without all Shares subject to such Award having been issued or because the terms and conditions of the Award are not met may again be used for an Award under this Plan. Any Shares that are the subject of Awards which are subsequently forfeited to the Company pursuant to the restrictions applicable to such Award may again be used for an Award under this plan. If a Participant exercises a Stock Appreciation Right, any Shares covered by the Stock Appreciation Right in excess of the number of Shares issued (or, in the case of a settlement in cash or any other form of property, in excess of the number of Shares equal in value to the amount of such settlement, based on the Fair Market Value of such Shares on the date of such exercise) may again be used for an Award under this Plan. If, in accordance with the Plan, a Participant uses Shares to (i) pay a purchase or exercise price, including an Option exercise price, or (ii) satisfy tax withholdings, such Shares may again be used for an Award under this Plan.

                  (c) Unexercised Awards. Any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited Award or any Award settled in cash in lieu of Shares (except as provided in Section 4(b) hereof) shall be available for further Awards.

                  (d) No Fractional Shares. No fractional Shares may be issued under this Plan; fractional Shares will be rounded to the nearest whole Share.

                  (e) Maximum Payouts. No more than 25% of all Shares subject to this Plan may be granted in the aggregate pursuant to Restricted Stock (if vesting is based on a period of time without regard to the attainment of specified performance conditions) and Other Stock-Based Awards.

         5. Eligibility. Awards may be granted under this Plan to any Employee at the discretion of the Committee.

         6. General Terms of Awards.

                  (a) Awards. Awards under this Plan may consist of Options (either Incentive Stock Options or Non-Qualified Stock Options), Stock Appreciation Rights, Performance Shares,

         Restricted Stock and Other Stock-Based Awards. Awards of Restricted Stock may, in the discretion of the Committee, provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether vesting is based on a period of time, the attainment of specified performance conditions or otherwise).

                  (b) Amount of Awards. Each Agreement shall set forth the number of Shares of Restricted Stock, Stock or Performance Shares subject to such Agreement, or the number of Shares to which the Option applies or with respect to which payment upon the exercise of the Stock Appreciation Right is to be determined, as the case may be, together with such other terms and conditions applicable to the Award (not inconsistent with this Plan) as determined by the Committee in its sole discretion.

                  (c) Term. Each Agreement, other than those relating solely to Awards of Stock without restrictions, shall set forth the Term of the Award and any applicable Performance Period for Performance Shares, as the case may be. An Agreement with a Participant may permit acceleration of vesting requirements and of the expiration of the applicable Term upon such terms and conditions as shall be set forth in the Agreement, which may, but need not, include (without limitation) acceleration resulting from the occurrence of a Change in Control, a Fundamental Change, or in the event of the Participant's death, Disability or Retirement. Acceleration of the Performance Period of Performance Shares shall be subject to Section 9(b) hereof. Notwithstanding the provisions of any Agreement, the Committee may, in its discretion, declare at any time that any Award granted under this Plan shall be immediately exercisable.

                  (d) Agreements. Each Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award, in addition to the terms and conditions specified in this Plan.

                  (e) Transferability. During the lifetime of a Participant to whom an Award is granted, only such Participant (or such Participant's legal representative or, if so provided in the applicable Agreement in the case of a Non-Qualified Stock Option, a permitted transferee as hereafter described) may exercise an Option or Stock Appreciation Right or receive payment with respect to Performance Shares or any other Award. No Award of Restricted Stock (prior to the expiration of the restrictions), Options, Stock Appreciation Rights, Performance Shares or other Award (other than an award of Stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so shall be of no effect. Notwithstanding the immediately preceding sentence, (i) an Agreement may provide that an Award shall be transferable to a Successor in the event of a Participant's death and (ii) an Agreement may provide that a Non-Qualified Stock Option shall be transferable to any member of a Participant's "immediate family" (as such term is defined in Rule 16a-1(e) promulgated under the Exchange Act, or any successor rule or regulation) or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant receives no consideration for the transfer. Any Non-Qualified Stock Option held by a permitted transferee shall continue to be subject to the same terms and conditions that were applicable to such Non-Qualified Stock Option immediately prior to its transfer and may be exercised by such permitted transferee as and to the extent that such Non-Qualified Stock Option has become exercisable and has not terminated in accordance with the provisions of this Plan and the applicable Agreement. For purposes of any provision of this Plan relating to notice to a Participant or to vesting or termination of a Non-Qualified Stock Option upon the termination of employment of a Participant, the references to "Participant" shall mean the original grantee of the Non-Qualified Stock Option and not any permitted transferee.

                  (f) Termination of Employment. No Option or Stock Appreciation Right may be exercised by a Participant, all Restricted Stock held by a Participant or any other Award then subject to restrictions shall be forfeited, and no payment with respect to Performance Shares for which the applicable Performance Period has not been completed shall be made, if the Participant's employment or other relationship with the Company and its Affiliates shall be voluntarily terminated or involuntarily terminated with or without cause before the expiration of the Term of the Option, Stock Appreciation Right, Restricted Stock or other Award, or the completion of the Performance Period, as the case may be, except as, and to the extent, provided in the Agreement applicable to that Award. An Award may be exercised by, or paid to, a transferee or the Successor of a Participant following the death of the Participant to the extent, and during the period of time, if any, provided in the applicable Agreement.

                  (g) Rights as Stockholder. A Participant shall have no rights as a stockholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record.

         7. Stock Options.

                  (a) Terms of All Options. Each Option shall be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. Only Non-Qualified Stock Options may be granted to Employees who are not employees of the Company or an Affiliate. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Agreement, but shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, provided that, to the extent permitted by law, Participants may simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale to pay the purchase price of such Shares. The purchase price may be paid in cash or, if the Committee so permits, through a delivery or tender to the Company of Shares held by such Participant (in such case, such Shares having been held by such Participant for not less than six months prior to the date on which the Option is exercised and such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option), or a combination thereof, unless otherwise provided in the Agreement. If the Committee so determines, the Agreement relating to any Option may provide for the issuance of "reload" Options pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Exchange Act Rule 16b-3 or any other applicable law, the Participant will, either automatically or subject to subsequent Committee approval, be granted a new Option when the payment of the exercise price of the original Option, or the payment of tax withholdings pursuant to Section 12(d) hereof, is made through the delivery or tender to the Company of Shares held by such Participant, such new "reload" Option (i) being an Option to purchase the number of Shares provided as consideration for the exercise price and in payment of taxes in connection with the exercise of the original Option, and
         (ii) having a per Share exercise price equal to the Fair Market Value as of the date of exercise of the original Option. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated. No Participant may receive any combination of Options and Stock Appreciation Rights relating to more than 500,000 Shares in the aggregate pursuant to Awards in any year under this Plan.

                  (b) Incentive Stock Options. In addition to the other terms and conditions applicable to all Options:

                           (i) the aggregate Fair Market Value (determined as of
                  the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code), if such limitation is necessary to qualify the Option as an Incentive Stock Option, and to the extent an Option or Options granted to a Participant exceed such limit, such Option or Options shall be treated as a Non-Qualified Stock Option;

                           (ii) an Incentive Stock Option shall not be
                  exercisable and the Term of the Award shall not be more than ten years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;

                           (iii) the Agreement covering an Incentive Stock
                  Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option; and

                           (iv) notwithstanding any other provision of this Plan
                  to the contrary, no Participant may receive an Incentive Stock Option under this Plan if, at the time the Award is granted, the Participant owns (after application of the rules contained in Section 424(d) of the Code, or its successor provision) Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless (A) the option price for such Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (B) such Option is not exercisable after the date five years from the date such Incentive Stock Option is granted.

         8. Stock Appreciation Rights. An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price which shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted in connection with a previously or contemporaneously granted Option, or independent of any Option. If issued in connection with an Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels the Option with which it is connected and exercise of the connected Option cancels the Stock Appreciation Right. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the Agreement. No Stock Appreciation Right shall be exercisable at any time after its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Except as otherwise provided in the applicable Agreement, upon exercise of a Stock Appreciation Right, payment to the Participant (or to his or her Successor) shall be made in the form of cash, Stock or a combination of cash and Stock as promptly as practicable after such exercise. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Stock) may be made in the event of the exercise of a Stock Appreciation Right. As specified in Section 7(a) hereof, no Participant may receive any combination of Options and Stock Appreciation Rights relating to more than 500,000 Shares in the aggregate pursuant to Awards in any year under this Plan.

         9. Performance Shares.

                  (a) Initial Award. An Award of Performance Shares shall entitle a Participant (or a Successor) to future payments based upon the achievement of performance targets established in writing by the Committee. Payment shall be made in Stock, or a combination of cash and Stock, as determined by the Committee. With respect to those Participants who are "covered employees" within the meaning of Section 162(m) of the Code and the regulations thereunder, such performance targets shall consist of one or any combination of two or more of gross revenues, license revenues, earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profit after tax), operating income, total stockholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, Affiliate or individual performance. The Agreement may establish that a portion of the maximum amount of a Participant's Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Agreement shall also provide for the timing of such payment. Following the conclusion or acceleration of each Performance Period, the Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Period have been satisfied, and (iii) payment is due with respect to a Performance Share Award. No Participant may receive Performance Shares relating to more than 500,000 Shares pursuant to Awards in any year under this Plan.

                  (b) Acceleration and Adjustment. The Agreement may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the Performance Shares awarded to a Participant, upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but need not, include without limitation a Change in Control, a Fundamental Change, the Participant's death, Disability or Retirement, a change in accounting practices of the Company or its Affiliates, or, with respect to payments in Stock for Performance Share Awards, a reclassification, stock dividend, stock split or stock combination as provided in Section 12(f) hereof.

                  (c) Valuation. Each Performance Share earned after conclusion of a Performance Period shall have a value equal to the Fair Market Value of a Share on the last day of such Performance Period.

         10. Restricted Stock. Subject to Section 4(e), Restricted Stock may be granted in the form of Shares registered in the name of the Participant but held by the Company until the end of the Term of the Award. Any employment conditions, performance conditions and the Term of the Award shall be established by the Committee in its discretion and included in the applicable Agreement. The Committee may provide in the applicable Agreement for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine. No Award of Restricted Stock may vest earlier than one year from the date of grant, except as provided in the applicable Agreement.

         11. Other Stock-Based Awards. Subject to Section 4(e), the Committee may from time to time grant Awards of Stock, and other Awards under this Plan (collectively herein defined as "Other Stock-Based Awards"), including without limitation those Awards pursuant to which Shares may be acquired in the future, such as Awards denominated in Stock units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the Award to which such Shares relate.

         12. General Provisions.

                  (a) Effective Date of this Plan. This Plan shall become effective as of May 11, 2001, provided that this Plan is approved and ratified by the affirmative vote of the holders of a majority of the outstanding Shares of Stock present or represented and entitled to vote in person or by proxy at a meeting of the stockholders of the Company no later than December 31, 2001. If this plan is not so approved by such holders, any Awards granted under this Plan subject to such approval shall be cancelled and be null and void.

                  (b) Duration of this Plan. This Plan shall remain in effect until all Stock subject to it shall be distributed or all Awards have expired or lapsed, whichever is latest to occur, or this Plan is terminated pursuant to Section 12(e) hereof. No Award of an Incentive Stock Option shall be made more than ten years after the effective date provided in Section 12(a) hereof (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option. The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which such Award is made or granted, notwithstanding the date of any Agreement with respect to such Award; provided, however, that the Committee may grant Awards other than Incentive Stock Options to be effective and deemed to be granted on the occurrence of certain specified contingencies.

                  (c) Right to Terminate Employment. Nothing in this Plan or in any Agreement shall confer upon any Participant who is an Employee the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate or modify the employment of the Participant with or without cause.

                  (d) Tax Withholding. The Company may withhold from any payment of cash or Stock to a Participant or other person under this Plan an amount sufficient to cover any required withholding taxes, including the Participant's social security and Medicare taxes (FICA) and federal, state and local income tax with respect to income arising from payment of the Award. The Company shall have the right to require the payment of any such taxes before issuing any Stock pursuant to the Award. In lieu of all or any part of a cash payment from a person receiving Stock under this Plan, the Committee may, in the applicable Agreement or otherwise, permit a person to cover all or any part of the minimum statutory tax withholding requirements through a reduction of the number of Shares delivered to such person or through delivery or tender to the Company of Shares held by such person, in each case valued in the same manner as used in computing the withholding taxes under applicable laws.

                  (e) Amendment, Modification and Termination of this Plan. Except as provided in this Section 12(e), the Board may at any time amend, modify, terminate or suspend this Plan. Except as provided in this Section 12(e), the Committee may at any time alter or amend any or all Agreements under this Plan to the extent permitted by law. Amendments are subject to approval of the stockholders of the Company only if such approval is necessary to maintain this Plan in compliance with the requirements of Exchange Act Rule 16b-3, Section 422 of the Code, their successor provisions, or any other applicable law or regulation. No termination, suspension or modification of this Plan may materially and adversely affect any right acquired by any Participant (or a Participant's legal representative) or any Successor or permitted transferee under an Award granted before the date of termination, suspension or modification, unless otherwise provided in an Agreement or otherwise or required as a matter of law. It is conclusively presumed that any adjustment for changes in capitalization provided for in Section 9(b) or 12(f) hereof does not adversely affect any right of a Participant or other person under an Award.

                  (f) Adjustment for Changes in Capitalization. Appropriate adjustments in the aggregate number and type of securities available for Awards under this Plan, in the limitations on the number and type of securities that may be issued to an individual Participant, in the number and type of securities and amount of cash subject to Awards then outstanding, in the Option exercise price as to any outstanding Options and, subject to Section 9(b) hereof, in outstanding Performance Shares and payments with respect to outstanding Performance Shares may be made by the Committee in its sole discretion to give effect to adjustments made in the number or type of Shares through a Fundamental Change (subject to Section 12(g) hereof), recapitalization, reclassification, stock dividend, stock split, stock combination, spin-off or other relevant change, provided that fractional Shares shall be rounded to the nearest whole Share.

                  (g) Fundamental Change. In the event of a proposed Fundamental
         Change:

                           (a) involving a merger, consolidation or statutory
                  share exchange, unless appropriate provision shall be made (which the Committee may, but shall not be obligated to, make) for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any such merger or consolidation or, if appropriate, the Parent of such surviving corporation, to be issuable upon the exercise of Options or used to calculate payments upon the exercise of Stock Appreciation Rights in lieu of Options, Stock Appreciation Rights and capital stock of the Company, or

                           (b) involving the dissolution or liquidation of the
                  Company,

         the Committee may, but shall not be obligated to, declare, at least twenty days prior to the occurrence of the Fundamental Change, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of, the Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, within 20 days after the Fundamental Change, of cash (or with respect to an Option, if the Committee so elects in lieu of solely cash, of such form(s) of consideration, including cash and/or property, singly or in such combination as the Committee shall determine, that such holder of an Option would have received as a result of the Fundamental Change if such holder had exercised such holder's Option immediately prior to the Fundamental Change) equal to (i) for each Share covered by the canceled Option, the amount, if any, by which the Fair Market Value (as defined in this Section 12(g)) per Share exceeds the exercise price per Share covered by such Option or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 8 hereof, except that Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right, as used in clause (i) of Section 8, shall be deemed to mean Fair Market Value for each Share with respect to which the Stock Appreciation Right is calculated determined in the manner hereinafter referred to in this Section 12(g). At the time of the declaration provided for in the immediately preceding sentence, each Stock Appreciation Right and each Option shall immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option as to all or any part of the Shares covered thereby or the Stock Appreciation Right in whole or in part, as the case may be. In the event of a declaration pursuant to this Section 12(g), each outstanding Option and Stock Appreciation Right that shall not have been exercised prior to the Fundamental Change shall be canceled at the time of, or immediately prior to, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option or Stock Appreciation Right shall be entitled to the payment provided for in this Section 12(g) if such Option or Stock Appreciation Right shall have terminated, expired or been cancelled. For purposes of this Section 12(g) only, "Fair Market Value" per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the stockholders of the Company upon the occurrence of the Fundamental Change, notwithstanding anything to the contrary provided in this Plan.

                  (h) Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant's regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

                  (i) Beneficiary Upon Participant's Death. To the extent that the transfer of a Participant's Award at death is permitted by this Plan or under an Agreement, (i) a Participant's Award shall be transferable to the beneficiary, if any, designated on forms prescribed by and filed with the Committee and (ii) upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law and this Plan. If no such designation of a beneficiary has been made, the Participant's legal representative shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution to the extent permitted by this Plan or under an Agreement.

                  (j) Unfunded Plan. This Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under this Plan nor shall anything contained in this Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor. To the extent any person acquires a right to receive an Award under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

                  (k) Limits of Liability.

                           (i) Any liability of the Company to any Participant
                  with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Agreement.

                           (ii) Except as may be required by law, neither the
                  Company nor any member or former member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under
                  Section 3(b) hereof) in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, in good faith under this Plan.

                  (l) Compliance with Applicable Legal Requirements. No certificate for Shares distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges, if any, on which the Company's Shares may, at the time, be listed.

                  (m) Deferrals and Settlements. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

         13. Governing Law. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of Minnesota and construed accordingly.

         14. Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         15. Prior Plans. Notwithstanding the adoption of this Plan by the Board and approval of this Plan by the Company's stockholders as provided by Section 12(a) hereof, the Company's Equity Incentive Plan, 1994 Directors' Stock Option Plan and Non-Employee Directors' Fee Option Grant Program, as the same may have been amended from time to time (the "Prior Plans"), shall remain in effect and the Committee may continue to make grants of awards pursuant to and subject to the limitations of the Prior Plans. All grants and awards heretofore or hereafter made under the Prior Plans shall be governed by the terms of the Prior Plans.

                                                                       EXHIBIT D


                                 CIMA LABS INC.


                          EMPLOYEE STOCK PURCHASE PLAN


1. Purpose. The purpose of the Plan is to provide employees of the Company and any Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.       Definitions.

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Committee" shall mean a committee of members of the Board appointed by the Board in accordance with Section 14 of the Plan to administer the Plan.

                  (d) "Common Stock" shall mean the Common Stock of the Company.

                  (e) "Company" shall mean CIMA LABS INC., a Delaware corporation.

                  (f) "Compensation" shall mean all base straight time gross earnings and commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

                  (g) "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  (h) "Employee" shall mean any person who is an employee of the Company or any Designated Subsidiary for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

                  (i) "Enrollment Date" shall mean the first day of each Offering Period.

                  (j) "Exercise Date" shall mean the last day of each Offering Period.

                  (k) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                           (1) If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                           (2) If the Common Stock is regularly quoted by a
recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                           (3) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (l) "Offering Period" shall mean a period of approximately three (3) months commencing and terminating on such dates as the Board or its Committee may determine. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

                  (m)      "Plan" shall mean this Employee Stock Purchase Plan.

                  (n) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

                  (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

                  (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

                  (q) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

3.       Eligibility.

                  (a) Any Employee who shall be employed by the Company or Designated Subsidiary on a given Enrollment Date shall be eligible to participate in the Plan.

                  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with new Offering Periods commencing on such dates as the Board or its Committee shall determine. The Board or its Committee shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.       Participation

                  (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in a form authorized by the Company and filing it with the Company's payroll office prior to the applicable Enrollment Date.

                  (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6.       Payroll Deductions.

                  (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding the greater of $1,000 or 10 percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

                  (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

                  (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing and filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

                  (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

                  (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee. Each Employee shall be required to provide the Company with any information reasonably required by the Company to enable the Company to claim any tax deductions or benefits attributable to the sale or early disposition by any Employee of Common Stock acquired under the Plan.

7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise

Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than two hundred and fifty (250) shares (subject to any adjustment pursuant to Section 17), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to
Section 10 hereof. The Option shall expire on the last day of the Offering
Period.

8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in
Section 10 hereof. Any monies, other than those funds remaining in a participant's account that are not sufficient to purchase a full share, remaining in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange for the delivery to each participant, as appropriate, of the shares purchased upon exercise of his or her option.

10.      Withdrawal.

                  (a) A participant may withdraw all, but not less than all, the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in a form approved by the Company. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

                  (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11. Termination of Employment. Upon a participant's ceasing to be an Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to such participant's estate, and such participant's option shall be automatically terminated.

12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

13.      Stock.

                  (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 17 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be two hundred thousand (200,000) shares. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                  (b) A participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

14. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase per Offering Period (pursuant to Section
7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress may be shortened by setting a new Exercise Date (the "Liquidation Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The Liquidation Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the Liquidation Exercise Date, that the Exercise Date for the participant's option has been changed to the Liquidation Exercise Date and that the participant's option shall be exercised automatically on the Liquidation Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

                  (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option may be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not assume or substitute for the option, the Offering Period then in progress may be shortened by setting a new Exercise Date (The "New Exercise Date"). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

18.      Amendment or Termination.

                  (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 17 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 17 and Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

                  (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

                  (c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

                           (i)      shortening any Offering Period so that
Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

                           (ii)     allocating shares.

         Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

19. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

20. Conditioning Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

                                    CIMA(TM)
                                      ----
                                 CIMA LABS INC.

                                 ANNUAL MEETING
                              FRIDAY, MAY 11, 2001
                        2:00 P.M. CENTRAL DAYLIGHT TIME

                                 CIMA LABS INC.
                             10000 VALLEY VIEW ROAD
                            EDEN PRAIRIE, MINNESOTA










CIMA LABS INC.
10000 VALLEY VIEW ROAD, EDEN PRAIRIE, MINNESOTA 55344                      PROXY
--------------------------------------------------------------------------------
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

By signing this proxy, you revoke all prior proxies and appoint John M. Siebert, Ph.D. and David A. Feste, or either one of them, as Proxies, each with the power to appoint his substitute and to act without the other, and authorize each of them to represent and to vote, as designated herein, all shares of common stock of CIMA LABS INC. (the "Company") held of record by the undersigned on March 22, 2001, at the Annual Meeting of Stockholders of the Company to be held on May 11, 2001 or at any adjournment thereof.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1,2,3,4 AND 5.






                      See reverse for voting instructions.

                                    CIMA(TM)
                                    --------







                               Please detach here
--------------------------------------------------------------------------------


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1,2,3,4 AND 5.

1. Election of directors:   01 John M. Slebert, Ph.D.    02 Terrance W. Glarner
                            03 Steven B. Ratoff          04 Joseph R. Robinson,
                                                            Ph.D.

                            [ ] Votes FOR all            [ ] Votes WITHHELD for
                                nominees (except             all nominees
                                as marked to the
                                contrary below)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
 [                                                          ]

2. Approval of Amendment to Certificate of Incorporation increasing the number of shares of capital stock authorized for issuance from 25,000,000 to 65,000,000.
   [ ]  For       [ ]  Against        [ ]  Abstain

3. Approval of the CIMA LABS INC. 2001 Stock Incentive Plan.
   [ ]  For       [ ]  Against        [ ]  Abstain

4. Approval of the CIMA LABS INC. Employee Stock Purchase Plan.
   [ ]  For       [ ]  Against        [ ]  Abstain

5. Ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2001.
   [ ]  For       [ ]  Against        [ ]  Abstain

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH ITEM. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.
                                               Date__________________________
Address Change? Mark Box
Indicate changes below:  [ ]

                                               [                             ]

                                               Signature(s) in Box
                                               Please sign exactly as your
                                               name(s) appear(s) on the Proxy.
                                               If held in joint tenancy, all
                                               persons must sign. Trustees,
                                               administrators, etc., should
                                               include title and authority.
                                               Corporations should provide full
                                               name of corporation and title of
                                               authorized officer signing the
                                               proxy.